OFFICIAL RECORDS JACKSON COUNTY
Terry Miller
CHANCERY CLERK
RECORDING FEE: $23.00
#200435436 BK:1362 PG:521-542
11/17/2004 04:41 PM 22 PGS
JFRAZIER,DC Receipt #019520

200435436 22 PGS

STATE OF MISSISSIPPI

COUNTY OF JACKSON

WARRANTY DEED

FOR AND IN CONSIDERATION of the price and sum of TEN AND NO/100 DOLLARS ($10.00), cash in hand paid, and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged **SHELL LANDING GOLF, L.L.C.**, a Mississippi limited liability company (Grantor), does hereby bargain, sell, convey and warrant unto **THE GRAND SHELL LANDING, INC.**, a Mississippi corporation (Grantee), that certain tract, piece or parcel of land situated in Jackson County, Mississippi, and being more particularly described as follows, to-wit:

SEE EXHIBIT "A", TRACTS 1-5 AND EASEMENTS 1-5, FOR A DESCRIPTION OF THE PROPERTY HEREBY CONVEYED AND BEING THE SAME PROPERTY AS DESCRIBED ON THE PLAT ATTACHED HERETO, PREPARED BY BATSON & BROWN, INC., DATED OCTOBER 29, 2004 AND INCORPORATED HEREIN AS EXHIBITS B, C, & D.

TRACTS 1-5 AND EASEMENTS 1-2 COMPRISE THE SAME PROPERTY AS THAT CONVEYED TO SHELL LANDING GOLF, L.L.C. BY SPECIAL WARRANTY DEED, DATED JULY 19, 2001, AND RECORDED IN DEED BOOK 1244, PAGE 376-394, LAND DEED RECORDS OF JACKSON COUNTY, MISSISSIPPI.

EASEMENTS NO. 3-4 COMPRISE THE SAME EASEMENTS AS CONVEYED TO SHELL LANDING GOLF, L.L.C., BY CONVEYANCE OF RIGHT-OF-WAY EASEMENTS (No. 1 and No. 2) IN THAT CERTAIN INSTRUMENT DATED NOVEMBER ____, 2004 AND RECORDED IN DEED BOOK ____ PAGE ____, LAND DEED RECORDS OF JACKSON COUNTY, MISSISSIPPI.

EASEMENT NO. 5, COMPRISES ALL OF THE INTEREST ACQUIRED BY SHELL LANDING GOLF, L.L.C., BY THE CONVEYANCE OF RIGHT OF WAY EASEMENTS FROM SHELL LANDING DEVELOPMENT, INC. DATED MAY 24, 2004, AND RECORDED IN BOOK 1343, AT PAGE 107, LAND DEED RECORDS OF JACKSON COUNTY, MISSISSIPPI.

ALSO TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS SITUATED THEREON.

The Grantor herein affirmatively states that McIntyre Golf Development, Inc., was at one time a member of Shell Landing Golf, L.L.C. and that title to the property conveyed hereby was never vested in the said McIntyre Golf Development, Inc., and that the said McIntyre Golf Development, Inc., has no interest, equitable or otherwise, in and to the property being conveyed herein.

As part of the consideration herein, the Grantor also conveys unto the Grantee, and to its successors and/or assigns, all of the Grantor's rights in and to any easements and right of ways that the Grantor has for access and/or drainage and utility purposes, including, but not limited to, water, irrigation, sewer, telephone, cable, gas, and electrical power, being used by the Grantor to, on, over or under the property conveyed herein.

Shell Landing Golf, L.L.C. is one and the same as Shell Landing Golf, LLC.

It is agreed and understood that the taxes for the current year have been prorated as of this date on an estimated basis, and when said taxes are actually determined, if the proration as of this date is incorrect, the Grantors agree to pay to said Grantees or their assigns, any deficit on the actual proration.

WITNESS ITS SIGNATURE, this the 17th day of November, 2004.

SHELL LANDING GOLF, L.L.C.

BY: [signature]

Title: Member

STATE OF MISSISSIPPI

COUNTY OF JACKSON

This day personally appeared before me, the undersigned authority in and for the state and county aforesaid, the within named Kenneth O. Smith, who acknowledged to me that he is the Member of Shell Landing Golf, L.L.C., and that he signed and delivered the above and foregoing instrument on the day and year therein mentioned for and on behalf of said limited liability company, as its true act and deed after being duly authorized to do so.

WITNESS MY HAND AND SEAL OF OFFICE, this the 17th day of November, 2004.

ROBYN LEIGH BEAL NOTARY PUBLIC JACKSON COUNTY, MS

[signature]

NOTARY PUBLIC

My Commission expires MY COMMISSION EXPIRES OCTOBER 17, 2008

GRANTOR: Shell Landing Golf, L.L.C.

3499 Shell Landing Blvd.

Gautier, MS 39553

Telephone: 497-5693

GRANTEE: The Grand Shell Landing, Inc.

3499 Shell Landing Blvd.

Gautier, MS 39553

Telephone: 497-5693

PREPARED BY: Larry A. Smith, Dogan, Wilkinson, Kinard, Smith & Edwards, P.A.
Post Office Box 1618; Pascagoula, MS 39568-1618; (228) 762-2272

EXHIBIT 'A'

SHELL LANDING GOLF, L.L.C.
TO
THE GRAND SHELL LANDING, INC.
Holes 5, 6, 7

TRACT 1

A parcel of land located in U. S. Government Lot 7, of Irregular Section 34, Township 7 South, Range 7 West and U. S. Government Lot 1 and Lot 2 of Irregular Section 3, Township 8 South, Range 7 West, Jackson County, MS.

Commencing at a concrete marker at the NE Corner of Irregular Section 3, Township 8 South, Range 7 West, Jackson County, MS; Thence run N 89°43'32"W 140.89 feet; Thence run North 184.05 feet to the POINT OF BEGINNING;

Thence run N 80°59'46"W 126.78 feet;
Thence run N 36°22'47"W 84.12 feet;
Thence run S 72°42'21"W 151.06 feet;
Thence run N 88°58'33"W 170.89 feet;
Thence run S 24°31'33"W 116.31 feet;
Thence run S 30°07'23"E 1045.69 feet;
Thence run S 27°24'39"E 499.36 feet;
Thence run S 28°31'09"W 204.80 feet;
Thence run N 84°29'01"W 157.28 feet;
Thence run S 10°34'25"E 158.98 feet;
Thence run S 74°35'52"E 102.97 feet;

Thence run S 24°51'46"E 121.77 feet to the Northeast Corner of Lot 149, Shell Landing Subdivision, Phase I, Plat Book 21, Page 14;

Thence run S 85°44'14"W 280.64 feet;
Thence run S 86°53'07"W 506.37 feet;
Thence run S 80°17'41"W 86.69 feet;
Thence run N 84°52'09"W 63.69 feet;
Thence run N 54°18'18"W 76.14 feet;
Thence run N 60°34'37"W 390.71 feet;
Thence run N 71°33'00"W 100.64 feet;
Thence run S 83°23'18"W 142.58 feet;
Thence run N 68°59'57"W 127.43 feet;
Thence run N 44°25'26"W 61.77 feet;

Thence run N 11°22'40"W 196.31 feet to the Northeast Corner of Lot 170 of Shell Landing Subdivision, Phase I, Plat Book 21, Page 11 and the Southeastern Right-of-Way of Shell Landing Blvd.; Thence run along a curve to the left having a radius of 502.07, an arc length of 353.31, a chord bearing and distance of N 52°28'31"E 346.07 feet along said right-of-way;

Thence run S 64°38'16"E 160.08 feet;
Thence run S 61°44'22"E 392.93 feet;
Thence run S 66°05'54"E 360.06 feet;
Thence run S 74°39'58"E 368.69 feet;
Thence run N 06°23'12"E 230.96 feet;
Thence run N 27°40'34"W 370.69 feet;
Thence run N 35°21'20"W 330.08 feet;
Thence run N 13°47'06"W 316.09 feet;
Thence run N 02°00'21"W 335.77 feet;
Thence run N 64°35'28"E 61.35 feet;
Thence run N 10°55'58"W 152.78 feet;
Thence run N 14°18'15"E 103.90 feet;
Thence run N 83°06'00"E 366.53 feet;
Thence run N 11°45'19"W 77.14 feet;
Thence run N 22°27'17"E 135.24 feet;
Thence run N 66°04'55"E 469.25 feet;
Thence run N 77°48'41"E 84.94 feet;
Thence run S 71°48'42"E 325.70 feet;
Thence run S 70°18'56"E 522.03 feet;
Thence run S 54°26'44"E 54.34 feet;

Thence run N 86°34'04"E 21.78 feet to the Western right-of-way of the proposed Bridge Water Lane; Thence run S 15°51'12"E 41.89 feet along said right-of-way;

Thence run S 71°46'19"W 21.04 feet;
Thence run S 24°33'01"W 70.27 feet;
Thence run S 89°07'41"W 90.69 feet;
Thence run N 84°40'37"W 646.05 feet;
Thence run S 84°00'37"W 113.67 feet;

Thence run S 66°04'54"W 370.22 feet back to the POINT OF BEGINNING.

Containing 34.94 acres, more or less.

This being the same property described as Tract 1 in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

SHELL LANDING GOLF, L.L.C.
TO
THE GRAND SHELL LANDING, INC.
Driving Range & Holes 1 - 4

TRACT 2

A parcel of land located in the SW 1/4 of Section 35, Township 7 South, Range 7 West and Government Lot 6 and Lot 7 of Irregular Section 34, Township 7 South, Range 7 West, Jackson County, MS and being more particularly described as:

Commencing at the NE Corner of the U. S. Government Lot 1 of Irregular Section 3, Township 8 South, Range 8 West, Jackson County, MS; Thence run S 89°26'56"E 1730.97 feet along the North line of Section 15; Thence run N 00°49'06"E 543.90 feet to the POINT OF BEGINNING;

Thence run S 54°59'49"W 436.53 feet;
Thence run N 85°39'22"W 139.95 feet;
Thence run N 37°52'22"W 129.24 feet;

Thence run S 70°04'44"W 24.33 feet to the Eastern right-of-way of proposed Bridge Water Lane; Thence run N 15°51'12"W 30.08 feet along said right-of-way;

Thence run N 70°04'44"E 24.69 feet;
Thence run N 07°13'19"W 54.96 feet;
Thence run N 18°35'14"E 87.88 feet;
Thence run N 54°09'50"E 422.28 feet;
Thence run N 76°01'44"E 132.16 feet;
Thence run N 06°07'47"W 78.73 feet;
Thence run N 74°59'24"W 426.95 feet;
Thence run N 85°11'30"W 768.46 feet;
Thence run S 88°14'25"W 443.83 feet;
Thence run N 55°22'19"W 246.42 feet;

Thence run S 55°30'16"W 282.02 feet to the Northern Right-of-Way of Bridge Water Lane; Thence run N 82°32'39"W 181.86 feet along said right-of-way;

Thence run N 08°24'10"W 180.73 feet;
Thence run N 74°51'35"W 84.04 feet;
Thence run S 29°43'15"W 200.00 feet;
Thence run S 57°37'17"W 87.10 feet;
Thence run S 78°52'56"W 95.21 feet;
Thence run S 71°16'59"W 99.38 feet;
Thence run S 85°21'06"W 74.68 feet;
Thence run S 62°08'04"W 231.92 feet;
Thence run S 50°32'23"W 183.29 feet;

Thence run S 70°18'48"W 84.61 feet to the Northwest Corner of Lot 173, Phase 1 Shell Landing Subdivision and the Northeastern right-of-way of Shell Landing Blvd; Thence run S 83°07'27"W 82.01 feet along said right-of-way; Thence run N 44°26'43"W 151.64 feet along said right-of-way; Thence run along a curve to the right having a radius of 593.54 feet, an arc length of 199.64 feet, a chord bearing and distance of N 34°48'34"W 198.70 feet along said right-of-way; Thence run along a curve to the left having a radius of 1743.91 feet, an arc length of 212.83 feet, a chord bearing and distance of N 28°40'10"W 212.70 feet along said Northeastern right-of-way of Shell Landing Blvd.; Thence run N 32°09'57"W 485.69 feet along said right-of-way; Thence run N 25°01'57"W 76.94 feet along said right-of-way; Thence run N 09°27'44"E 304.14 feet along said right-of-way; Thence run North 239.51 feet along said right-of-way to a line that is 50 feet South of the South right-of-way of CSX Railroad; Thence run S 76°53'41"E 1972.01 feet along said line parallel with the South right-of-way of CSX Railroad;

Thence run S 01°50'58"E 489.44 feet;
Thence run S 84°38'22"E 132.13 feet;
Thence run S 46°11'36"E 142.60 feet;
Thence run S 61°43'10"E 121.53 feet;
Thence run N 84°59'28"E 224.90 feet;
Thence run N 03°38'06"W 139.49 feet;
Thence run N 81°29'39"E 861.57 feet;
Thence run S 86°37'07"E 72.59 feet;
Thence run S 74°38'55"E 510.32 feet;

Thence run N 81°18'05"E 125.47 feet to a line that is 50 feet South of the South right-of-way of CSX Railroad; Thence run S 76°53'41"E 303.30 feet along said line parallel with the South right-of-way of CSX Railroad;

Thence run S 13°20'47"E 139.95 feet;
Thence run S 76°52'31"E 207.92 feet;
Thence run S 16°52'17"E 67.33 feet;
Thence run South 45.31 feet;

Thence run S 58°20'26"W 743.23 feet back to the POINT OF BEGINNING.

Containing 65.02 acres, more or less.

This being the same property described as Tract 2 in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

SHELL LANDING GOLF, L.L.C.
TO
THE GRAND SHELL LANDING, INC.
Holes 8, 9 & Clubhouse

TRACT 3

A parcel of land located in U. S. Government Lot 5 and 6, Irregular Section 34, Township 7 South, Range 7 West and U. S. Government Lot 2, Irregular Section 3, Township 8 South, Range 7 West, Jackson County, MS, being more particularly described as:

Commencing at the SW Corner of Irregular Section 34, Township 7 South, Range 7 West, Jackson County, MS; Thence run S

89°43'32"E 1081.50 feet along the North line of Irregular Section 3; Thence run North 260.63 feet to the POINT OF BEGINNING; Thence run N 05°47'07"W 248.97 feet; Thence run N 28°37'10"W 270.76 feet to the Western right-of-way of Birdie Lane; Thence run N 24°40'12"E 128.68 feet along said right-of-way; Thence run along a curve to the left having a radius of 325.00 feet, an arc length of 227.33 feet, a chord bearing and distance of N 04°37'52"E 222.73 feet along said right-of-way; Thence run N 15°24'27"W 42.24 feet along said right-of-way; Thence run along a curve to the right having a radius of 50.00 feet, an arc length of 74.32 feet, a chord bearing and distance of N 27°10'39"E 67.67 feet to the South right-of-way of Cobblestone Lane; Thence run along a curve to the left having a radius of 405.00 feet, an arc length of 217.11 feet; a chord bearing and distance of N 54°24'19"E 214.52 feet along said right-of-way; Thence run N 39°02'53"E 191.72 feet along said right-of-way; Thence run along a curve to the right having a radius of 35.00 feet, an arc length of 66.45 feet, a chord bearing and distance of S 86°33'32"E 56.91 feet to the Southwestern right-of-way of Shell Landing Blvd.; Thence run S 32°09'57"E 350.66 feet along said right-of-way; Thence run along a curve to the right having a radius of 1693.91 feet, an arc length of 206.73 feet, a chord bearing and distance of S 28°40'10"E 206.60 feet along said right-of-way; Thence run along a curve to the left having a radius of 643.54 feet; an arc length of 216.46 feet, a chord bearing and distance of S 34°48'34"E 215.44 feet along said Southwestern right-of-way of

Shell Landing Blvd.; Thence run S 04°54'11"W 85.68 feet to the North line of Lot 64, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 10; Thence run N 87°00'15"W 223.61 feet; Thence run S 53°11'18"W 180.68 feet to the Northwest Corner of Lot 66, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 10; Thence run S 27°10'56"E 161.85 feet; Thence run S 45°46'36"E 152.52 feet; Thence run S 32°59'38"E 862.15 feet to the Northwest Corner of Lot 78, Phase 1 Shell Landing Subdivision; Thence run S 33°50'47"W 151.71 feet; Thence run S 11°07'23"W 336.17 feet; Thence run S 07°19'39"W 76.13 feet to the Northwest Corner of Lot 84, Phase 1 Shell Landing Subdivision; Thence run S 15°35'59"W 110.73 feet; Thence run S 23°01'48"W 133.44 feet; Thence run S 51°17'07"E 43.44 feet to the Western right-of-way of Shell Landing Blvd.; Thence run along a curve to the right having a radius of 452.07 feet, an arc length of 33.61 feet, a chord bearing and distance of S 65°29'40"W 33.60 feet along said said right-of-way; Thence run N 52°01'29"W 105.12 feet; Thence run N 25°40'05"W 41.17 feet to the Northeast Corner of Lot 85, Phase 1 Shell Landing Subdivision;

Thence run N 31°12'24"W 167.00 feet;
Thence run N 12°25'12"W 112.45 feet;
Thence run N 07°47'11"E 89.29 feet;
Thence run N 11°40'01"E 327.04 feet;
Thence run N 05°14'28"E 110.60 feet;
Thence run N 27°14'42"W 117.58 feet;
Thence run N 40°27'31"W 132.50 feet;
Thence run N 53°21'50"W 83.19 feet;
Thence run N 64°15'27"W 80.01 feet;
Thence run S 54°45'59"W 149.66 feet;

Thence run N 32°05'06"W 401.31 feet back to the POINT OF BEGINNING.

Containing 24.99 acres, more or less.

This being the same property described as Tract 3 in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

SHELL LANDING GOLF, L.L.C.
TO
THE GRAND SHELL LANDING, INC.
Holes 16, 17, 18

TRACT 4

A parcel of land located in U. S. Government Lot 1, Irregular Section 4, Township 8 South, Range 7 West and U. S. Government Lot 3, Irregular Section 3, Township 8 South, Range 7 West, and U. S. Government Lot 5, Irregular Section 34, Township 7 South, Range 7 West, and U. S. Government Lot 4, Irregular Section 33, Township 7 South, Range 7 West, Jackson County, Mississippi, and being more particularly described as follows:

Beginning at the NW Corner of Irregular Section 3, Township 8 South, Range 7 West, Jackson County, MS;

Thence run N 64°43'28"E 416.91 feet;
Thence run N 03°00'22"W 352.75 feet;

Thence run N 29°53'53"E 125.06 feet to the Southeast Corner, Lot 41, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 9;

Thence run N 24°58'22"E 436.95 feet;

Thence run N 30°30'50"E 187.78 feet to the South right-of-way of Cobblestone Lane; Thence run along a curve to the left having a radius of 405.00 feet; an arc length of 192.02 feet; a chord bearing and distance of S 77°36'56"E 190.22 feet along said right-of-way to the West right-of-way of Birdie Lane; Thence run along a curve to the right having a radius of 50.00 feet, an arc length of 66.14 feet; a chord bearing and distance of S 53°18'10"E 61.42 feet along said

right-of-way of Birdie Lane; Thence run S 15°24'27"E 54.54 feet along said existing right-of-way; Thence run along a curve to the right having a radius of 275.00 feet; an arc length of 192.36 feet and a chord bearing and distance of S 04°37'52"W 188.46 feet along said right-of-way;

Thence run S 24°40'12"W 128.68 feet;
Thence run S 29°55'37"W 102.99 feet;
Thence run S 27°00'25"W 231.43 feet;
Thence run S 22°07'15"W 125.55 feet;
Thence run S 07°49'59"W 718.07 feet;
Thence run S 37°38'48"E 239.64 feet;

Thence run S 46°09'41"E 205.86 feet to the Northeast Corner of Lot 94, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 11;

Thence run S 57°51'24"W 285.21 feet;
Thence run S 52°14'22"W 96.53 feet;

Thence run S 51°34'57"W 963.08 feet to the Northwest Corner of Lot 103, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 12 and the center of Little Graveline Bayou; Thence run in a Northwesterly direction along said bayou 1258 feet, said meandering having a chord of N 09°13'01"W 912.11 feet;

Thence run N 49°22'06"E 106.07 feet;
Thence run N 42°29'34"W 487.61 feet;
Thence run N 02°02'28"W 792.00 feet;
Thence run N 02°20'42"E 109.67 feet;
Thence run N 53°18'07"E 62.33 feet;

Thence run N 35°45'44"W 97.57 feet to the South right-of-way of Cobblestone Lane; Thence run along a curve to the right having a radius of 801.07 feet, an arc length of 11.64 feet, a chord bearing and distance of N 53°40'55"E 11.64 feet along said right-of-way; Thence run along a curve to the left having a radius of 3433.53 feet,

an arc length of 18.31 feet; a chord bearing and distance of N 53°56'44"E 18.31 feet along said South right-of-way of Cobblestone Lane;

Thence run S 38°52'38"E 110.17 feet;
Thence run S 46°40'14"E 74.42 feet;
Thence run S 12°04'19"E 238.33 feet;

Thence run S 18°04'09"E 518.08 feet to the South line of U. S. Government Lot 4, Section 33, Township 7 South, Range 7 West;

Thence run N 89°42'19"E 265.63 feet along said South line back to the POINT OF BEGINNING.

Containing 43.11 acres, more or less.

This being the same property described as Tract 4 in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

SHELL LANDING GOLF, L.L.C.
TO
THE GRAND SHELL LANDING, INC.
Holes 10, 11, 12, 13, 14, & 15

TRACT 5

A parcel of land located in U. S. Government Lots 1, 2, 3 and 4, Irregular Section 33, Township 7 South, Range 7 West, and U. S. Government Lot 5, Irregular Section 34, Township 7 South, Range 7 West, Jackson County, MS, and being more particularly described as:

Commencing at the SE Corner, Section 33, Township 7 South, Range 7 West, Jackson County, MS; Thence run S 89°42'19"W 1144.45 feet along the South line of Section 33; Thence run North 900.18 feet to the POINT OF BEGINNING;

Thence run N 12°17'47"W 604.19 feet;
Thence run West 65.65 feet;

Thence run S 12°46'33"W 362.61 feet;
Thence run S 63°19'19"W 141.76 feet;
Thence run S 17°41'50"W 122.36 feet;
Thence run West 189.58 feet;
Thence run N 43°41'11"W 193.70 feet;
Thence run N 17°21'07"E 209.10 feet;
Thence run N 07°45'53"W 1427.35 feet;

Thence run N 12°44'50"E 279.30 feet to the South right-of-way of a 50 ft. Emergency Access Road, said right-of-way being 50 feet South of Southern CSX Railroad right-of-way. Thence run S 76°53'41"E 809.60 feet along said Emergency Access Road right-of-way parallel with the Southern CSX Railroad right-of-way;

Thence run S 45°50'01"E 276.69 feet;
Thence run S 47°49'12"E 367.22 feet;
Thence run S 76°02'02"E 1052.82 feet;

Thence run N 05°15'23"E 269.56 feet to the South right-of-way of a 50 ft. Emergency Access Road; Thence run S 80°08'17"E 353.52 feet along said right-of-way;

Thence run S 05°43'06"W 277.92 feet;
Thence run S 15°47'30"E 124.53 feet;
Thence run S 36°38'01"E 667.11 feet;
Thence run S 50°04'07"W 69.91 feet;
Thence run N 74°27'34"W 24.09 feet;

Thence run S 33°09'16"W 154.64 feet to the North right-of-way of Cobblestone Lane; Thence run along a curve to the right having a radius of 355.00 feet, an arc length of 37.67 feet, a chord bearing and distance of S 85°58'25"W 37.65 feet along said right-of-way;

Thence run N 33°09'16"E 151.83 feet;
Thence run N 47°41'56"W 151.21 feet;

Thence run S 85°37'09"W 141.28 feet to the Northeast corner of Lot 40, Phase 1 Shell Landing Subdivision, Plat Book 21, Page 9; Thence run N 44°44'53"W 466.77 feet to the NW Corner of Lot 33;

Thence run N 43°37'03"W 159.15 feet; Thence run N 11°03'35"W 132.05 feet to the Northeast Corner of Lot 16; Thence run S 77°54'43"W 87.98 feet;

Thence run S 60°41'40"W 91.99 feet;
Thence run S 67°49'24"W 68.80 feet;
Thence run S 79°23'25"W 62.63 feet;

Thence run S 64°08'35"W 65.05 feet to the Northwest Corner of Lot 12;

Thence run S 88°47'03"W 366.07 feet;
Thence run N 65°42'03"W 260.15 feet;
Thence run N 17°39'18"W 250.14 feet;
Thence run N 62°10'53"W 242.46 feet;
Thence run S 43°23'12"W 113.85 feet;
Thence run S 11°41'00"E 637.34 feet;
Thence run S 19°46'19"E 114.12 feet;
Thence run S 07°06'12"E 128.96 feet;
Thence run S 13°28'21"E 279.83 feet;
Thence run S 69°20'52"E 118.37 feet;
Thence run S 33°56'56"E 130.90 feet;

Thence run S 14°33'31"E 54.11 feet to the North right-of-way of Cobblestone Lane; Thence run along a curve to the right having a radius of 3383.53 feet, an arc length of 23.40 feet, a chord bearing and distance of S 53°54'01"W 23.40 feet along said right-of-way; Thence run along a curve to the left having a radius of 851.07 feet; an arc length of 8.86 feet; a chord bearing and distance of S 53°48'00"W 8.86 feet along said right-of-way;

Thence run N 14°33'31"W 60.84 feet;
Thence run N 33°56'56"W 116.20 feet
Thence run S 73°37'48"W 66.46 feet;
Thence run S 25°00'30"W 68.75 feet;

Thence run S 78°27'33"W 327.31 feet back to the POINT OF BEGINNING.

Containing 57.75 acres, more or less.

This being the same property described as Tract 5 in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

EASEMENT #1

A 30 ft. easement in width for the use of an access road and utilities to maintenance shop from Shell Landing Golf, LLC to The Grand Shell Landing, Inc., described as commencing in the center of the existing road and the East right-of-way of Shell Landing Blvd., said point being 17 ft. more or less South of CSX Railroad right-of-way; Thence run S 76°46'45"E 300.93 feet; Thence run S 70°39'45"E 179.89 feet; Thence run S 44°59'40"E 25.03 feet to the North line of Tract 2. Said easement located in U. S. Government Lot 6, Section 34, Township 7 South, Range 7 West, Jackson County, MS and said easement is to be perpetual and shall run with the land and shall be to the Grantee's successors and assigns.

This being the same easement described in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

EASEMENT #2

Shell Landing Golf, LLC, agrees to share a 50 ft. emergency access road easement with The Grand Shell Landing, Inc., being approximately 15 ft. in width and 450 ft. in length adjacent and parallel with the North line of Tract 5, North of Hole No. 12 where cart path encroaches on the right-of-way of emergency access road, more particularly described as:

Commencing at a point of intersection of the Southeast right-of-way of Old Spanish Trail Road and the South right-of-way of CSX Railroad. Thence run S 11°25'06"W 50.02 feet to the NW Corner of Tract 5, also being the South right-of-way of a 50 ft. emergency access road. Thence run S 76°53'41"E 234.24 feet along said emergency access road right-of-way parallel with the Southern CSX Railroad right-of-way to the POINT OF BEGINNING.

Thence run N 13°6'19"E 17.00 feet;
Thence run S 76°53'41"E 466.36 feet;
Thence run S 13°6'19"W 17.00 feet;

Thence run N 76°53'41"W 466.36 feet back to the POINT OF BEGINNING.

Containing 0.18 acres, more or less.

Said easement located in U. S. Government Lots 1 and 2, Section 33, Township 7 South, Range 7 West, Jackson County, MS and said easement is to be perpetual and shall run with the land and shall be to the Grantee's successors and assigns.

This being the same easement described in Deed Book 1244, Pages 376-394, in the Land Deed Records, Jackson County, MS.

EASEMENT #3

For cart path access between Tract 1 and 2, also being Hole 4 and 5, located in Government Lot 7, Section 34, Township 7 South, Range 7 West, Jackson County, MS, being more particularly described as follows:

Commencing at the NE Corner of Section 3, Township 8 South, Range 7 West, Jackson County, MS; Thence run N 89°43'32"W 140.89 feet; Thence run North 184.05 feet; Thence run N 66° 04'54"E 370.22 feet; Thence run N 84°00'37"E 113.67 feet; Thence run S84°40'37"E 646.05 feet; Thence run N 89°07'41"E 90.69 feet; Thence run N 24° 33'01"E 70.27 feet; Thence run N 71°46'19"E 21.04 feet to the West proposed right-of-way of Bridge Water Lane and the POINT OF BEGINNING; Thence run N 15° 51'12"W 41.89 feet along said right-of-way; Thence run N 77°09'17"E 50.07 feet to East proposed right-of-way of Bridge Water Lane; Thence run S 15°51'12"E 30.08 feet along said right-of-way; Thence run S 63° 43'49"W 50.84 feet back to the POINT OF BEGINNING.

Containing 0.04 acres, more or less.

Said Easement is to be perpetual, non-exclusive easement for ingress and egress, drainage and utility purposes and shall run with the land and shall be to the Grantee's successors and assigns.

EASEMENT #4

For cart path access between Tract 4 and 5, also being Holes 15 and 16, located in Government Lot 4, Irregular Section 33, Township 7 South, Range 7 West, Jackson County, MS, being more particularly described as follows:

> Commencing at the Southeast Corner of Irregular Section 33, Township 7 South, Range 7 West, Jackson County, MS; Thence run S 89° 42'19"W 265.63 feet; Thence run N 18° 04'09"W 518.08 feet; Thence run N 12°04'19"W 238.33 feet; Thence run N 46°40'14"W 74.42 feet; Thence run N 38°52'38"W 110.17 feet to the South right-of-way of proposed Cobblestone Lane and the POINT OF BEGINNING; Thence run S 53°50'33"W 30.00 feet along said right-of-way; Thence run N 32°40'20"W 50.12 feet to the North right-of-way of proposed Cobblestone Lane; Thence run N 53°52'22"E 32.26 feet along said right-of-way; Thence run S 30°06'07"E 50.29 feet back to the POINT OF BEGINNING.

Containing 0.04 acres, more or less.

Said Easement is to be perpetual, non-exclusive easement for ingress and egress, drainage and utility purposes and shall run with the land and shall be to the Grantee's successors and assigns.

EASEMENT #5

All of the interest acquired by Shell Landing Golf, L.L.C., by the conveyance of right of way easements from Shell Landing Development, Inc., dated May 24, 2004, and recorded in Book 1343, at Page 107, Land Deed Records of Jackson County, Mississippi which includes for its successors and assigns, perpetual, non-exclusive easements for ingress, egress and utilities over and across (1) the existing roads as shown on the plat of page 1, Shell Landing Subdivision as per plat thereof recorded in Plat Book 21, Pages 7-15, Land Deed Records of Jackson County, Mississippi, and (2) the golf cart paths which touch on, over or under its property.

INDEXING INSTRUCTIONS

INDEX IN THE FOLLOWING:

Governmental Lots 1, 2, 3 and 4, Section 33, Township 7 South, Range 7 West, and
Governmental Lots 5, 6 and 7, Section 34, Township 7 South, Range 7 West
Governmental Lots 1, 2, and 3, Section 3, Township 8 South, Range 7 West
Governmental Lot 1, Section 4, Township 8 South, Range 7 West; and
Southwest Quarter of Section 35, Township 7 South, Range 7 West;
and also index in Shell Landing Subdivision, Phase 1